Exhibit 3(c)

STATE OF                      [STATE OF NORTH CAROLINA SEAL]
     NORTH                                        Department of The
          CAROLINA                                Secretary of State

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      To all whom these presents shall come, Greetings:

      I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

                           ARTICLES OF INCORPORATION

                                       OF

                         NANTUCKET HOSIERY MILLS CORP.

the original of which was filed in this office on the 1st day of March, 2000.

[STAMP]                          IN WITNESS WHEREOF, I have hereunto
                                 set my hand and affixed my official seal at the City of Raleigh, this 1st day of March, 2000.

                                           /s/ Elaine F. Marshall

                                             Secretary of State

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20 061 9054                 State of North Carolina
                      Department of the Secretary of State

                           ARTICLES OF INCORPORATION

                                                         SOSID: 540361
                                                 Date Filed: 3/1/2000 1:29 PM
                                                        Elaine F. Marshall
                                               North Carolina Secretary of State

Pursuant to ss.55-2-02 of the General Statutes of North Carolina, the undersigned does hereby [MISSING TEXT] Incorporation for the purpose of forming a business corporation.

1.    The name of the corporation is: NANTUCKET HOSIERY MILLS CORP.
                                      -----------------------------

2.    The number of shares the corporation is authorized to issue is:

                                                           1,000-PAR VALUE-$1.00
                                                           ---------------------

      These shares shall be: (check either a or b)

      a. _x_ all of one class, designated as common stock; or

      b. ___ divided into classes or series within a class as provided in the attached schedule, with the information required by N.C.G.S. Section 55-6-01.

3. The Street address and county of the initial registered office of the corporation is:

      Number and Street           327 Hillsborough Street
                                  -----------------------

      City, State, Zip Code       Raleigh, NC 27603       County      Wake
                                  -----------------                   ----

4. The mailing address if different from the street address of the initial registered office is:

      __________________________________________________________________________

5.    The name of the initial registered agent is: Corporation Service Company
                                                   ---------------------------

6. Any other provisions, which the corporation elects to include, are attached.

7.    The name and address of each incorporator is as follows:

      JOHN TREGLIA
      13-41 HENRIETTA COURT
      SADDLE RIVER, NJ 10705

8. These articles will be effective upon filing, unless a date and/or time is specified: _______________________

This the 25 day of FEB., 2000.

                                       NANTUCKET INDUSTRIES INC.

                                       By /s/ John H. Treglia
                                          --------------------------------------
                                                       Signature

                                       By /s/ John H. Treglia, President
                                          --------------------------------------
                                               Type or Print Name and Title

NOTES:

1. Filing fee is $125. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

(Revised May 1998)                                                   (Form B-01)

CORPORATIONS DIVISION             P.O. BOX 29622          RALEIGH, NC 27626-0525

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